                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Charles E. Ehinger
                                              ______________________________
                                              Charles E. Ehinger


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              David F. Girard-diCarlo
                                              ______________________________
                                              David F. Girard-diCarlo


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Frederick C. Haab
                                              ______________________________
                                              Frederick C. Haab


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Kevork S. Hovnanian
                                              ______________________________
                                              Kevork S. Hovnanian


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Aubrey C. Lewis
                                              ______________________________
                                              Aubrey C. Lewis


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Desmond P. McDonald
                                              ______________________________
                                              Desmond P. McDonald


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              William E. McKenna
                                              ______________________________
                                              William E. McKenna


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Ralph H. O'Brien
                                              ______________________________
                                              Ralph H. O'Brien


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Roy T. Peraino
                                              ______________________________
                                              Roy T. Peraino


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Ernest L. Ransome, III
                                              ______________________________
                                              Ernest L. Ransome, III


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Ronald Rubin
                                              ______________________________
                                              Ronald Rubin


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              B.P. Russell
                                              ______________________________
                                              B.P. Russell


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Fred R. Sullivan
                                              ______________________________
                                              Fred R. Sullivan


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Harold L. Yoh, Jr.
                                              ______________________________
                                              Harold L. Yoh, Jr.


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Arthur J. Kania
                                              ______________________________
                                              Arthur J. Kania


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              David F. McBride
                                              ______________________________
                                              David F. McBride


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Marcy Syms Merns
                                              ______________________________
                                              Marcy Syms Merns


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary

                                POWER OF ATTORNEY

                                  1993 FORM 10-K


     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, do hereby make, constitute and appoint each of Joseph H. Kott, Howard I. Atkins and James E. Kelly, signing singly, as my true and lawful agent and attorney-in-fact, for me and in my name (with full power of substitution) to sign, execute, attest, acknowledge and deliver and to do all other acts and things on my behalf as a Director and/or Officer of Midlantic Corporation ("Midlantic"), a New Jersey corporation, as said agent and attorney-in-fact may deem necessary or advisable to enable Midlantic to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of annual reports for the year ended December 31, 1993 on Form 10-K (the "Annual Reports") under the Securities Exchange Act of 1934, as amended, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Midlantic to said Annual Reports, and to any and all amendments thereto, and to any and all instruments and documents filed as part of or in connection with the said Annual Reports or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said agent and attorney-in-fact shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents as of the 22nd day of December, 1993.


                                              Garry J. Scheuring
                                              ______________________________
                                              Garry J. Scheuring


Attest:


John M. Sperger
__________________________
John M. Sperger
Vice President & Secretary